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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DOT HILL SYSTEMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOT HILL SYSTEMS CORP.
6305 EL CAMINO REAL
CARLSBAD, CALIFORNIA 92009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 3, 2004

Dear Stockholder:

        You are cordially invited to attend the annual meeting of Stockholders of DOT HILL SYSTEMS CORP., a Delaware corporation (the "Company"). The meeting will be held on Monday, May 3, 2004 at 8:30 a.m. Pacific time at the Company's headquarters located at 6305 El Camino Real, Carlsbad, California 92009, for the following purposes:

  1.
  To elect one director to hold office until the 2007 annual meeting of Stockholders.

  2.
  To approve an amendment to the Company's 2000 Amended and Restated Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,000,000 shares.

  3.
  To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

  4.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the annual meeting is March 24, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                      By Order of the Board of Directors

                      Preston Romm
                      Secretary

Carlsbad, California
April 1, 2004

        The Dot Hill Systems Corp. 2003 Annual Report, which includes financial statements, is being mailed with this Proxy Statement. Kindly notify American Stock Transfer & Trust Company, 59 Maiden Lane, NY 10038, telephone (877) 777-0800, if you did not receive a report, and a copy will be sent to you.

          You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting or you may vote your shares on the Internet or by telephone by following the instructions on your proxy card. If your shares are held of record by a broker, a bank, or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DOT HILL SYSTEMS CORP.
6035 EL CAMINO REAL
CARLSBAD, CALIFORNIA 92009

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

May 3, 2004

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of DOT HILL SYSTEMS CORP. (sometimes referred to as the "Company" or "Dot Hill") is soliciting your proxy to vote at the 2004 annual meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about April 1, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on March 24, 2004 will be entitled to vote at the annual meeting. On this record date, there were 43,315,222 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on March 24, 2004 your shares were registered directly in your name with Dot Hill's transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 24, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of one director;

  •
  Proposed 2,000,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Amended and Restated Employee Stock Purchase Plan, as amended;

  •
  Ratification of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free (800) 766-9437 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, Eastern Time on May 2, 2004 to be counted.

  •
  To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 midnight, Eastern Time on May 2, 2004 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Dot Hill Systems Corp. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

  We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of March 24, 2004.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of Chong Sup Park, the nominee for director, "For" amendment of the Company's 2000 Amended and Restated Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares, and "For" ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to Dot Hill's Secretary at 6305 El Camino Real, Carlsbad, California 92009.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

        The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2005 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is 5:00 p.m., Pacific Time, on December 2, 2004. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no earlier than December 2, 2004 nor later than the close of business on January 1, 2005. You are also advised to review the Company's bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the nominee receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 2 amending the Company's 2000 Amended and Restated Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock available for issuance under such plan by 2,000,000 shares must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3 ratifying the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending December 31, 2004 must receive a "For" vote from the majority of the shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 43,315,222 shares outstanding and entitled to vote.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors. It is the Company's policy to invite nominees for director to attend the annual meeting. None of the nominees for election as a director at the 2003 annual meeting attended the 2003 annual meeting.

        The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2004, Chong Sup Park and Benjamin Brussell. Only Dr. Park has been nominated for election at the annual meeting. Mr. Brussell's term as director will end as of the date of the annual meeting. The nominee listed below, Chong Sup Park, is currently a director of the Company who was previously elected by the stockholders. If elected at the annual meeting, Dr. Park would serve until the 2007 annual meeting and until his successor is elected and has qualified, or until his death, resignation or removal. The Company's certificate of incorporation and bylaws currently set the size of the Board at six directors. Effective as of the annual meeting, the Board will set the size of the Board at five directors. Proxies may not be voted for more than the one nominee named below.

        The following is a brief biography of Dr. Park and each director whose term will continue after the annual meeting.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

CHONG SUP PARK

        Chong Sup Park, age 56, has served as a Director of the Company since the Company merged with Artecon, Inc. in August 1999 (the "Merger"), and was a director of Artecon from 1996 until the Merger. Dr. Park served as Chairman and CEO of Hynix Semiconductor, Inc., a semiconductor device manufacturer headquartered in Seoul, South Korea, from April 2000 to May 2002, and as Chairman, President and CEO of Hyundai Electronics America, located in San Jose, California, from 1996 to 2000. He is a member of the Board of Directors for ChipPAC, Inc., a semiconductor assembly company located in Fremont, California, and is the Chairman of the Board of Maxtor Corporation, a hard disk drive manufacturer located in Milpitas, California. Mr. Park is presently Managing Director at H & Q Asia Pacific, a private equity investment firm based in Palo Alto, California. Dr. Park holds a B.A. in Management from Yonsei University, a M.B.A. from the University of Chicago and a Doctorate in Management from Nova Southeastern University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR THE ABOVE NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING

JAMES L. LAMBERT

        James L. Lambert, age 50, has served as a Director and the President, Chief Operating Officer and sole Chief Executive Officer of the Company since August 2000. From the date of the Merger to August 2000, Mr. Lambert served as President, Chief Operating Officer and Co-Chief Executive Officer. A founder of Artecon, Mr. Lambert served as President, Chief Executive Officer and director of Artecon from its inception in 1984 until the Merger. Mr. Lambert currently serves as a director of the Nordic Group of Companies, a group of privately held companies. He is also a member of World

Presidents Organization. Mr. Lambert holds a B.S. and a M.S. in Civil and Environmental Engineering from University of Wisconsin, Madison. Mr. Lambert is W.R. Sauey's son-in-law.

W.R. SAUEY

        W.R. Sauey, age 76, has served as a Director of the Company since the Merger. From the date of the Merger until July 2000, Mr. Sauey served as Chairman of the Board of the Company. Mr. Sauey was a founder of Artecon and served as its Chairman of the Board from Artecon's inception in 1984 until the Merger. Mr. Sauey founded and serves as Chairman of the Board of a number of manufacturing companies in the Nordic Group of Companies, a group of privately held independent companies of which Mr. Sauey is the principal shareholder. Mr. Sauey serves as a Trustee to the State of Wisconsin Investment Board and is a director on the Baraboo Bancorporation Board. He is also a member of World Presidents Organization and serves on the Board of Directors of the National Association of Manufacturers. Mr. Sauey holds a M.B.A. from the University of Chicago. Mr. Sauey is James Lambert's father-in-law.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

CHARLES CHRIST

        Mr. Charles Christ, age 65, joined the Company as Chairman of the Board in July 2000. Mr. Christ also serves as a director of Maxtor Corporation and Agilysys, Inc. Maxtor is a supplier of hard disk drives for desktop computer systems. Agilysys is a broad-line distributor of computer products. From 1997 to 1998, Mr. Christ served as President, Chief Executive Officer and a director of Symbios, Inc. (acquired by LSI Logic in 1998), a designer, manufacturer and provider of storage systems, as well as client-server integrated circuits, cell-based applications-specific integrated circuits and host adapter boards. He was Vice President and General Manager of the Components Division of Digital Equipment Corp. (DEC), where he launched and managed StorageWorks, DEC's storage division. Mr. Christ received a M.B.A. from Harvard Business School and completed his undergraduate studies at General Motors Institute, now known as Kettering University.

NORMAN R. FARQUHAR

        Norman R. Farquhar, age 57, has served as a Director of the Company since the Merger. From April 1998 until the Merger, Mr. Farquhar was a Director of Artecon. Since November 2003, Mr. Farquhar has served as a Chief Financial Officer of 3E Company. From January 2003 through October 2003, Mr. Farquhar served as financial consultant to various privately held technology companies. From December 2001 to January 2003, Mr. Farquhar was Chief Financial Officer of Airprime, Inc., a provider of high-speed CDMA wireless data and voice products for the original equipment manufacturing market. From November 1999 to October 2001, Mr. Farquhar was Executive Vice President and Chief Financial Officer of medibuy.com, a company that provided health care-related products exclusively over the Internet. Mr. Farquhar also held senior financial executive positions with Epicor Software Corporation, a provider of integrated eBusiness software solutions; Wonderware Corporation, an industrial automation software company; and MTI Technology Corporation, a designer of system managed storage solutions. Mr. Farquhar is also a member of the Board of Directors of nMetric, LLC, a privately held advanced scheduling software company. Mr. Farquhar holds a B.S. from California State University, Fullerton and a M.B.A. from California State University, Long Beach.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for James L. Lambert, the President, Chief Operating Officer and Chief Executive Officer of the Company, and W.R. Sauey, who is Mr. Lambert's father-in-law.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        As required under new Nasdaq listing standards, the Company's independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Dot Hill Systems Corp. at 6305 El Camino Real, Carlsbad, California 92009. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

        The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2003 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Benjamin Brussell	X		X	*	X
Chong Sup Park					X	*
James L. Lambert
W.R. Sauey
Charles Christ	X		X
Norman R. Farquhar	X	*	X		X
Total meetings in fiscal year 2003	6		7		3

*
Committee Chairperson

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

        The Audit Committee oversees the Company's corporate accounting and financial reporting process, the quality and integrity of the Company's financial statements and reports, as well as the qualifications, independence and performance of the certified public accountants engaged as the Company's independent auditors. The Audit Committee also provides oversight assistance with respect to ethical compliance programs as established by management and the Board of Directors. In connection with fulfilling these duties, the Audit Committee evaluates the performance and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors;

determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit and audit-related audit services; monitors the rotation of partners of the independent auditors on the Company engagement team as required by law; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. Three independent directors comprised the Audit Committee during 2003: Messrs. Farquhar, Christ and Brussell. The Audit Committee met 6 times during 2003 and did not act by unanimous written consent. The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Farquhar is an audit committee financial expert. The Audit Committee adopted an Amended Audit Committee Charter in February 2003, which is attached as Appendix A to these proxy materials.

COMPENSATION COMMITTEE

        The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; and administers the Company's stock option and purchase plans, deferred compensation plans and other similar programs. Three independent directors comprised the Compensation Committee during 2003: Messrs. Brussell, Farquhar and Christ. The Compensation Committee met seven times during 2003 and did not act by unanimous written consent. In the opinion of the Board, the Compensation Committee members are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards) and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The Nominating and Corporate Governance Committee oversees all aspects of the Company's corporate governance functions on behalf of the Board, including procedures for compliance with significant applicable legal, ethical and regulatory requirements that affect corporate governance; makes recommendations to the Board regarding corporate governance issues; identifies, reviews and evaluates candidates to serve as directors of the Company; serves as a focal point for communication between such candidates, non-committee directors and the Company's management; recommends candidates to the Board; and makes such other recommendations to the Board regarding affairs relating to the directors of the Company as may be needed. The Board adopted a Nominating and Corporate Governance Committee Charter, and amended the Charter in May 2003. A copy of the Charter, as amended, is attached as Appendix B. During 2003, three independent directors comprised the Nominating and Corporate Governance Committee: Messrs. Park, Farquhar and Brussell. The Nominating and Corporate Governance Committee met three times during 2003 and did not act by unanimous written consent. In the opinion of the Board, the Nominating and Corporate Governance Committee members are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards) and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

        At this time, the Nominating and Corporate Governance Committee has not adopted a policy to consider director candidates recommended by stockholders, in part because historically no such recommendations have been made by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met ten times during the last fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

CODE OF ETHICS

        The Company has adopted the Dot Hill Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.dothill.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

        The Audit Committee oversees the Company's corporate accounting and financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

(1)
The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States of America including the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder ratification, the selection of the Company's independent auditors.

Audit Committee

Norman R. Farquhar, Chairman	Charles Christ	Benjamin Brussell

March 26, 2004

PROPOSAL 2

APPROVAL OF THE AMENDED
2000 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

        In March 2000, the Board adopted and the stockholders subsequently approved, an amended and restated form of the Company's 1997 Employee Stock Purchase Plan and renamed such plan the 2000 Amended and Restated Employee Stock Purchase Plan (the "Purchase Plan").

        In February 2004, the Board amended and restated the Purchase Plan (the "Amended Purchase Plan"), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Amended Purchase Plan from a total of 1,050,000 shares to a total of 3,050,000 shares, an increase of 2,000,000 shares, effective as of the 2004 annual meeting. The Board adopted this amendment to ensure that the Company will be able to continue granting purchase rights at levels determined appropriate by the Board. In addition, the Board revised the Amended Purchase Plan to amend the definition of earnings to include an employee's base salary or wages (including amounts deferred by the employee) and overtime pay, but to exclude commissions, bonuses, incentive pay and all other forms of compensation.

        All employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan and the Amended Purchase Plan. During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: all employees as a group 524,145 shares ($1.45 per share). No employee who was an executive officer of the Company during 2003 participated in the Purchase Plan during 2003.

        As of March 31, 2004, an aggregate of 1,049,954 shares of the Company's Common Stock had been issued under the Purchase Plan. At this time, 46 shares of Common Stock remain available for future grant under the Purchase Plan.

        Stockholders are requested in this Proposal 2 to approve the Amended Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to approve the Amended Purchase Plan. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast for or against the approval of this matter.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        A copy of the Amended Purchase Plan has been filed with the SEC in connection with the filing of this proxy statement. The essential features of the Amended Purchase Plan are outlined below. This outline is only a summary of these features and you are encouraged to read the entire Amended Purchase Plan, which is available through the SEC's website at www.sec.gov.

PURPOSE

        The purpose of the Amended Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Amended Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 247 employees are eligible to participate in the Amended Purchase Plan.

        The rights to purchase Common Stock granted under the Amended Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

        The Board administers the Amended Purchase Plan and has the final power to construe and interpret both the Amended Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Amended Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights, and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Amended Purchase Plan.

        The Board has the power to delegate administration of the Amended Purchase Plan to a committee composed of not fewer than two (2) members of the Board. The Board has delegated administration of the Amended Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Amended Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

OFFERINGS

        The Amended Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is two (2) years long and is divided into four (4) shorter purchase periods, each approximately six (6) months long.

ELIGIBILITY

        Any person who is customarily employed at least 20 hours per week and three (3) months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated affiliate for a period preceding the date of such grant as the Board may require (but in no event shall this period be greater than two (2) years). The Board may provide that employees of the Company who are "highly compensated" as defined in the Code are not eligible to participate in the offering.

        However, no employee is eligible to participate in the Amended Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

PARTICIPATION IN THE PLAN

        Eligible employees enroll in the Amended Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to a percentage designated by the Board not exceeding 15% of an employee's earnings. Subject to stockholder approval of this Proposal 2, earnings is defined to include only base salary and overtime pay earned during the offering.

PURCHASE PRICE

        The purchase price per share at which shares of Common Stock are sold in an offering under the Amended Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of the offering, except as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Amended Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

        By executing an agreement to participate in the Amended Purchase Plan, the employee is entitled to purchase shares under the Amended Purchase Plan. In connection with offerings made under the Amended Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, the amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares on the final purchase date of an offering shall be distributed to the participant after such final purchase date, without interest. See "Withdrawal" below.

WITHDRAWAL

        While each participant in the Amended Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Amended Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering, unless the Board provides otherwise in the offering.

        Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Amended Purchase Plan.

TERMINATION OF EMPLOYMENT

        Rights granted pursuant to any offering under the Amended Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

        Rights granted under the Amended Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Amended Purchase Plan at any time. Any amendment of the Amended Purchase Plan must be approved by the stockholders if required by applicable law and such amendment must be approved within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Amended Purchase Plan, (ii) modify the provisions as to eligibility for participation in the Amended Purchase Plan (to the extent such modification requires shareholder approval in order for the Amended Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 of the 1934 Act), or (iii) modify the Amended Purchase Plan in any other way if such modification requires shareholder approval in order for the Amended Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 of the 1934 Act.

        Rights granted before amendment or termination of the Amended Purchase Plan will not be altered or impaired by any amendment or termination of the Amended Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of a dissolution, liquidation or specified type of merger of the Company, then, as determined by the Board, (i) the surviving corporation either will assume the rights under the Amended Purchase Plan or substitute similar rights, (ii) such rights may continue in full force and effect, or (iii) the participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminate.

STOCK SUBJECT TO AMENDED PURCHASE PLAN

        Subject to stockholder approval of this Proposal 2, an aggregate of 3,050,000 shares of Common Stock will be authorized for issuance under the Amended Purchase Plan, of which 1,049,954 shares had been issued as of March 31, 2004.

        In addition, in order to add and reserve additional shares of Common Stock for issuance under the Amended Purchase Plan, an automatic annual increase is made on the day of each stockholders' annual meeting beginning with the 2005 Annual Meeting equal to the lesser of (i) 100,000 shares or (ii) an amount determined by the Board.

FEDERAL INCOME TAX INFORMATION

        Rights granted under the Amended Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of at least two (2) years after the beginning of the offering period and at least one (1) year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price, or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Amended Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,255,727	$5.08	1,269,286	(2)
Equity compensation plans not approved by security holders	0	0	0
Total	3,255,727	$5.08	1,269,286	(2)

(1)
Includes the Company's 2000 Amended and Restated Equity Incentive Plan, 2000 Non-Employee Stock Option Plan and 2000 Amended and Restated Employee Stock Purchase Plan.

(2)
Includes 46 shares reserved for issuance pursuant to the 2000 Amended and Restated Employee Stock Purchase Plan. In order to reserve additional shares of Common Stock for issuance under the 2000 Amended and Restated Employee Stock Purchase Plan, an automatic annual increase is made on the day of each stockholders' annual meeting equal to the lesser of (i) 100,000 shares or (ii) an amount determined by the Board. In order to reserve additional shares of Common Stock under the 2000 Amended and Restated Equity Incentive Plan, and automatic annual increase is made on the day of each stockholder's annual meeting equal to the lesser of (i) 2% of the

  Company's outstanding shares on the date of the annual meeting, (ii) 1,000,000 shares or (iii) an amount determined by the Board.

        None of the equity compensation plans of the Company that were in effect as of December 31, 2003 were adopted without the approval of the Company's security holders.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditors for the fiscal year ending December 31, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Deloitte & Touche has audited the Company's financial statements since 1999. Representatives of Deloitte & Touche are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Deloitte & Touche as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Deloitte & Touche. Abstentions will be counted toward the tabulation of votes cast on Proposal 3 and will have the same effect as votes cast against the ratification of the selection of Deloitte & Touche. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT AUDITORS' FEES

        Audit Fees.    During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed by Deloitte & Touche for the audit of the Company's annual financial statements for such fiscal years, reviews of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q and statutory and regulatory filings or engagements were $497,220 and $243,417, respectively.

        Audit Related Fees.    During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed by Deloitte & Touche for audit-related services for the audit of the Company's 401K plan were $17,200 and $16,100, respectively.

        Tax Fees.    During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed by Deloitte & Touche for professional services rendered for tax compliance, tax advice and tax planning were $159,735 and $177,825, respectively. The nature of these services were to prepare state and federal income tax returns and extensions for returns, to respond to requests related to various state and city audits and tax-related notices, to investigate various options related to international tax planning strategies, and to assist in determining appropriate structures for foreign branches and subsidiaries.

        All Other Fees.    During the fiscal years ended December 31, 2003 and 2002, there were no other fees billed by Deloitte and Touche.

        All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Deloitte & Touche. The Audit Committee's approval of the scope and fees of the engagement of the independent auditor is given on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of all non-audit services during the last fiscal year by Deloitte & Touche is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 24, 2004 by:

  •
  all those known by the Company to be beneficial owners of more than five percent of its common stock;

  •
  each director and nominee for director;

  •
  each of the executive officers named in the Summary Compensation Table; and

  •
  all executive officers and directors of the Company as a group.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Essex Investment Management Company, LLC 125 High Street, 29th Floor Boston, MA 02110	3,751,291	7.9%
Officers & Directors
W.R. Sauey(2)	1,771,195	3.7%
James L. Lambert(3)	1,193,493	2.5%
Dana W. Kammersgard(4)	515,423	1.1%
Preston Romm(5)	210,755	*
Norman R. Farquhar(6)	78,250	*
Chong Sup Park(7)	78,250	*
Charles Christ(8)	87,792	*
Benjamin Brussell(9)	78,250	*
All executive officers and directors as a group (7 persons)(9)	4,013,408	8.4%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned unless otherwise provided in a footnote. Applicable percentages are based on 47,742,229 shares outstanding on March 24, 2004, adjusted as required by rules promulgated by the SEC.

(2)
Includes (i) 429,703 shares held by Flambeau Inc. and 33,866 shares held by Seats, Inc. Mr. Sauey is Chairman of the Board and the principal stockholder of Flambeau Inc. and Seats, Inc. Mr. Sauey disclaims beneficial ownership of all the above-listed shares, except to the extent of his pecuniary or pro rata interest in such shares. Also includes options to purchase 106,250 shares exercisable within 60 days of March 24, 2004.

(3)
Includes (i) 935,072 shares held jointly with Pamela Lambert, the spouse of Mr. Lambert, (ii) 1,440 shares held by Pamela Lambert, (iii) 66 shares held by Mr. Lambert's daughter, (iv) 1,332 shares held by the James Lambert IRA, and (v) options to purchase 255,583 shares exercisable within 60 days of March 24, 2004.

(4)
Includes (i) 218 shares held by Lisa Kammersgard, the spouse of Mr. Kammersgard, as to which shares Mr. Kammersgard disclaims beneficial ownership, and (ii) options to purchase 164,689 shares exercisable within 60 days of March 24, 2004.

(5)
Includes (i) 400 shares held by Joseph and Neva Romm Family Trust, as to which Mr. Romm is co-trustee and (ii) options to purchase 210,355 shares exercisable within 60 days of March 24, 2004.

(6)
Includes options to purchase 78,250 shares exercisable within 60 days of March 24, 2004.

(7)
Includes options to purchase 78,250 shares exercisable within 60 days of March 24, 2004. Does not include 640,000 shares held by Maxtor Corporation, of which Dr. Park is a director.

(8)
Includes options to purchase 87,792 shares exercisable within 60 days of March 24, 2004. Does not include 640,000 shares held by Maxtor Corporation, of which Mr. Christ is a director.

(9)
Includes options to purchase 78,250 shares exercisable within 60 days of March 24, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company excluding the Chairman receives an annual fee of $16,000 plus an additional $2,000 for each scheduled regular meeting of the Board attended in person or an additional $1,000 for each scheduled regular meeting of the Board attended via telephone. The Chairman receives an annual fee of $48,000 plus an additional $2,000 for each scheduled regular meeting of the Board attended in person or an additional $1,000 for each scheduled regular meeting of the Board attended via telephone. Members of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors also receive additional fees for each committee meeting attended. For each committee meeting attended in person, the additional fee is $1,250 for the Committee Chairman and $1,000 for the other committee members. For each committee meeting attended via telephone, the additional fee is $750 for the Chairman and $500 for the other committee members. During the fiscal year ended December 31, 2003, the total compensation paid to non-employee directors was $191,333. All members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

        Option grants under the Directors' Plan are non-discretionary. Each person who is elected or appointed as a director and who, for at least one year preceding such election or appointment, has at no time served as a non-employee director, is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 50,000 shares of common stock of the Company as of the date of such election or appointment. In addition, as of the date of the annual meeting each year, each member of the Company's Board of Directors who is not an employee of the Company and has served as a non-employee director for at least four months is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 10,000 shares of common stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan may not be less than 100% of the fair market value of the common stock subject to the option on the date of the option grant. Options granted under the Directors' Plan become exercisable, or vest, over four years during the optionholder's service as a director of the Company and any subsequent employment of the optionholder by, and/or service by the optionholder as a consultant to, the Company or an affiliate (collectively, "service"). With respect to any grant of options, 25% of such options vest after one year of service and the remainder vest monthly over 36 months. Options granted under the Directors' Plan permit exercise prior to vesting, but in such event, the optionholder is required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate. The term of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

        During 2003, the Company granted options under the Directors' Plan covering 10,000 shares to each of the five non-employee directors of the Company as of the 2003 annual meeting, at an exercise price of $7.24 per share. The fair market value of the Company's common stock on the date of grant was $7.24 per share (based on the closing sales price reported on the American Stock Exchange on the date of grant). As of December 31, 2003, 15,250 options had been exercised under the Directors' Plan.

        Directors are also eligible to receive discretionary grants under the Company's 2000 Amended and Restated Equity Incentive Plan (the "Equity Incentive Plan"). In recognition of his past and continuing significant contributions as Chairman of the Board, effective January 1, 2003, the Company granted Charles Christ a non-statutory stock option under the Equity Incentive Plan to purchase 50,000 shares of common stock at a price of $3.10 per share (based on the closing sales price reported on the American Stock Exchange on the date of grant). The option is subject to vesting over four (4) years on the same terms as are applicable to options granted under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

        The following table shows for the fiscal years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer during 2003 and, its other two most highly compensated executive officers at December 31, 2003 (the "Named Executive Officers"):

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation($)	Securities Underlying Options (#)	All Other Compensation ($)
James L. Lambert Chief Executive Officer, President and Chief Operating Officer	2003 2002 2001	350,000 350,000 350,000	1,270,074 — 48,125		— — —	150,000 — 250,000	— — —
Dana W. Kammersgard Chief Technical Officer	2003 2002 2001	297,692 264,423 250,000	779,506 — 56,250	(1)	— — —	50,000 — 100,000	— — —
Preston Romm Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	199,331 185,500 185,971	488,692 — 23,188		— — —	100,000 — 100,000	— — —

(1)
Includes forgiveness of indebtedness of Mr. Kammersgard to the Company in the amount of $26,625. See "Employment, Severance and Change of Control Agreements."

Stock Option Grants And Exercises

        The Company grants options to its executive officers under its Equity Incentive Plan. As of March 24, 2004, options to purchase a total of 3,168,913 shares were outstanding under the Equity Incentive Plan and options to purchase 862,642 shares remained available for grant thereunder. All options granted under the Equity Incentive Plan expire ten years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. These options become exercisable in full four years from the date of grant. To the extent exercisable at the time of employment termination, these options may be exercised for an additional 60 days.

        For the fiscal year ended December 31, 2003, 300,000 options were granted to the Named Executive Officers. The following table shows options exercised during 2003, and held as of December 31, 2003, by the Named Executive Officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Under-lying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
James L. Lambert	150,000	15.6	3.10	01/01/13	292,436	741,090
Dana W. Kammersgard	50,000	5.2	3.10	01/01/13	97,479	247,030
Preston Romm	100,000	10.4	3.10	01/01/13	194,957	494,060

AGGREGATED OPTION EXERCISES IN FISCAL 2003, AND VALUE OF OPTIONS AT END OF FISCAL 2003

			Unexercised Options at Fiscal Year-End(#)(2)(3)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(2)(4)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James L. Lambert	—	—	179,541	236,458	1,961,187	2,842,633
Dana W. Kammersgard	—	—	129,792	105,208	1,557,970	1,311,355
Preston Romm	64,000	856,438	155,792	155,208	1,643,731	1,913,855

(1)
Value realized is based on the fair market value of the Company's common stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2)
Reflects shares vested and unvested at December 31, 2003. Certain options granted under the Equity Incentive Plan and the Directors' Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares on termination of employment.

(3)
Includes both in-the-money and out-of-the-money options.

(4)
Calculated based on the fair market value of the Company's common stock on December 31, 2003 ($15.15) less the exercise or base price. Excludes out-of-the-money options.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        In August 1999, the Company entered into employment contracts with James Lambert and Dana Kammersgard that currently provide for base salaries in the amounts of $385,000 and $330,000, respectively. These employment contracts may be terminated at the option of either the Company or the employee "for cause" or, upon 30 days written notice, for convenience and "without cause." If the Company terminates for convenience, the employee is entitled to a severance payment equal to the employee's then-current annual base salary. In addition, following termination of employment other than due to death or disability, the Company may hire the employee as a consultant for a period of one year at a cost of 25% of the employee's then-current annual base salary, during which period the employee may not engage in any business activities that directly compete with the business of the Company. The agreements also provide for indemnification of the employees, non-disclosure of confidential or proprietary Company information and health and dental insurance for the employee, his spouse and his children under the age of 21.

        In November 1999, the Company and Preston Romm executed an employment offer letter pursuant to which Mr. Romm became the Chief Financial Officer of the Company. Mr. Romm's employment agreement currently provides for a base salary of $225,500. Mr. Romm's employment agreement may be terminated by the Company or Mr. Romm at will. The agreement also provides for non-disclosure of confidential or proprietary Company information and health and dental insurance for Mr. Romm, his spouse and his children under the age of 21.

        Effective August 23, 2001, the Company entered into change of control agreements with Messrs. Lambert, Kammersgard and Romm. Under Mr. Lambert's change of control agreement, in the event of an acquisition of the Company or similar corporate event, Mr. Lambert's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 150% of his annual base salary then in effect, reduced by any severance payments payable under his employment agreement. Mr. Kammersgard's change of control agreement provides that if Mr. Kammersgard's employment with the Company is terminated, other than for cause, in connection with an acquisition of the Company or similar corporate event, Mr. Kammersgard's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 125% of his annual base salary then in effect, reduced by any severance payments payable under his employment agreement. Mr. Romm's change of control agreement provides that, in the event of an acquisition of the Company or similar corporate event, Mr. Romm's then remaining unvested stock and options will become fully vested and he will be entitled to a lump sum cash payment equal to 125% of his annual base salary then in effect.

        Effective January 1, 2004, the Compensation Committee of the Board of Directors adopted the Company's 2004 executive compensation plan (the "2004 Plan") for Messrs. Lambert, Kammersgard and Romm for the year 2004. The 2004 Plan provides for base salary in the amount of $385,000, $330,000 and $225,000, respectively, for Messrs. Lambert, Kammersgard and Romm. Except with respect to base salaries, the terms of the 2004 Plan are in addition to the terms of such officer's employment agreements. The 2004 Plan provides for annual performance bonuses for participating executive officers determined in accordance with objective and subjective criteria which will be established by the Compensation Committee during 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

        The Compensation Committee of the Board of Directors (the "Committee") is composed of independent directors. The Committee is responsible for establishing and administering compensation arrangements with the Company's executive officers. The Committee annually evaluates the performance, and determines the compensation of, the Chief Executive Officer ("CEO") and the other executive officers of the Company based upon a mix of the achievement of corporate goals, individual performance and comparisons with other companies in the storage industry.

(1)
The material in this report is not "soliciting material," is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION OBJECTIVES AND IMPLEMENTATION

        The objectives of the Company's executive compensation arrangements are to attract, motivate and retain the services of key management and to align the interests of its executives with those of the Company's stockholders. The Committee endeavors to accomplish these by:

  •
  Establishing compensation arrangements that are adequate to attract, motivate and retain the services of key management personnel and that deliver compensation commensurate with the Company's performance, as measured against the achievement of operating, financial and strategic objectives and taking into account competitive compensation practices in the industry.

  •
  Providing significant equity-based incentives for executives to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as owners rather than solely as employees.

  •
  Rewarding executives if stockholders receive an above-average return on their investment over the long term.

COMPENSATION MIX AND MEASUREMENT

        A portion of the Company's annual executive compensation program is determined on the basis of corporate performance. The Company's current executive compensation mix generally consists of an annual base salary, which in the Committee's opinion is adequate under the circumstances to retain the services of the executive, a cash bonus based on Company and individual performance and stock options that are intended to provide long-term incentives tied to increases in the value of the Company's common stock and bonuses based on individual performance.

SALARY

        The Committee establishes the annual base salary for the executive officers in line with their responsibilities and with external market practices. To provide the Committee with more information for making compensation comparisons, the Company obtains and considers, from time to time, third party, nationally recognized surveys that include a broader group of companies than those companies included in the peer groups shown on the Company's Performance Measurement Comparison Graph. Based on such surveys, the Committee generally seeks to establish executive officer salaries in the mid-range as compared to other surveyed companies. When setting each officer's compensation, the Committee also considers the level of responsibility, experience, individual contributions and performance, and overall Company performance. The 2003 compensation of the Company's executive officers was set by the Committee after consideration of the factors discussed above.

ANNUAL BONUSES

        Annual bonuses are awarded to the Company's executives in accordance with the executive compensation plan for the year as established by the Committee. The Company's 2003 executive compensation plan provided for performance bonus targets, at Plan, ranging from 50% to 75% of base salary. 70% of the target performance bonus is to be calculated based on the level to which specified revenue and net income goals were reached or exceeded during the course of the year, 10% is to be based on subjective evaluation of working capital and cash flow management and the remaining 20% is to be based on a subjective evaluation of individual performance.

LONG-TERM INCENTIVES

        Long-term incentives are provided to executives through the Equity Incentive Plan. Grants under the Equity Incentive Plan generally have a term of 10 years and are tied to the market valuation of the Company's common stock, thereby providing an additional incentive for executives to build stockholder value. In addition, grants are generally subject to vesting over four years, with vesting tied to continued employment. Executives receive value from this plan only if the Company's common stock appreciates accordingly. This component is intended to retain and motivate executives to improve long-term stock market performance. Additional long-term incentives are provided through the Company's 2000 Amended and Restated Employee Stock Purchase Plan in which all eligible employees may invest up to 15% of their annual compensation. In December 2003, the Committee granted options to purchase 100,000, 50,000 and 40,000 shares of common stock to Messrs. Lambert, Kammersgard and Romm, effective January 1, 2004.

        The Committee subjectively determines option grant levels to executive officers after considering the practices of other, similar companies based on information from the surveys referred to above. The Committee generally targets stock option awards that result in equity positions in the mid range relative to other surveyed companies. In making stock option award determinations, the Committee considers the amount and terms (such as vesting) of options and restricted stock held by each executive officer, the overall performance of the Company, as well as the level of responsibility, experience, individual contributions and performance of each executive officer.

LIMITATION ON DEDUCTION OF COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

        Section 162(m) of the Internal Revenue Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Internal Revenue Code. The Committee has determined that stock options granted under the Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation."

CHIEF EXECUTIVE OFFICER COMPENSATION

        The Committee uses the same procedures described above for all executive officers in setting annual salary, annual performance bonus and long-term incentives awards for the CEO. Based on the Committee's assessment of data from the surveys referred to above and taking into account the CEO's individual and Company accomplishments during 2003, in December 2003 the Committee determined that the CEO's annual base salary would be increased to $385,000 for 2004 and granted him a stock option to purchase 100,000 shares of common stock, effective January 1, 2004, with a per share exercise price equal to the closing price of the Company's common stock on the Nasdaq National Market on the effective date of the grant.

COMPENSATION COMMITTEE

Benjamin Brussell, Chairman	Norman R. Farquhar	Charles Christ

March 26, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As noted above, during 2003 the Company's Compensation Committee consisted of three independent directors, Messrs. Brussell, Farquhar and Christ, none of whom has ever been an officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure under this caption.

PERFORMANCE MEASUREMENT COMPARISON(1)

        The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1998 for (i) the Company's common stock, (ii) the Standards & Poor's 500 Index (the "S&P 500") and (iii) the common stock of a group of peer issuers. The group of peer issuers consists of eleven companies with common stock that is publicly traded and which operate in the computer data storage industry: Advanced Digital Info Corp., Auspex Sys Inc., Ciprico, Inc., EMC Corp., MTI Technology Corp., Network Appliance, Inc., nStor, Overland Data, Inc., Procom Technology Inc., Storage Computer Corp. and Storage Technology. In 2000, the Company compared itself to eleven companies, those listed above plus Exabyte and less nStor. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN*
AMONG DOT HILL SYSTEMS CORP., THE S & P 500 INDEX,
AND A PEER GROUP

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN TRANSACTIONS

        None.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Dot Hill Systems Corp. stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Kirsten Garvin, Dot Hill Systems Corp., 6305 El Camino Real, Carlsbad, California 92009 or contact Ms. Garvin at (760) 476-3811. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Preston Romm
                       Secretary

April 1, 2004

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003 is available without charge upon written request to: Corporate Secretary, Dot Hill Systems Corp., 6305 El Camino Real, Carlsbad, California 92009.

APPENDIX A

DOT HILL SYSTEMS CORP.

CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND POLICY

        The primary purpose of the Audit Committee (the "Committee") shall be to act on behalf of the Company's Board of Directors in fulfilling the Board's oversight responsibilities with respect to the Company's corporate accounting and reporting practices and the quality and integrity of the Company's financial statements and reports, as well as the qualifications, independence and performance of the certified public accountants engaged as the Company's independent outside auditors (the "Auditors") and, if and when established, the performance of the Company's internal audit function. The Committee shall also provide oversight assistance in connection with ethical compliance programs as established by management and the Board. The Committee shall also be designated as the Company's Qualified Legal Compliance Committee (the "QLCC") within the meaning of Rule 205.2(k) of Title 17, Chapter II of the Code of Federal Regulations (the "Rules of Professional Conduct"). The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

        The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors, the Company's financial management and, to the extent applicable, internal auditors.

COMPOSITION

        The Committee shall consist of at least three members of the Board of Directors. The members of the Committee shall satisfy the independence and financial literacy requirements of the American Stock Exchange or other principal exchange or trading market on which the Company's common stock may be listed from time to time (the "Exchange") applicable to Committee members as in effect from time to time when and as required by the Exchange. At least one member shall satisfy the applicable Exchange financial experience requirements as in effect from time to time.

MEETINGS AND MINUTES

        The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

AUTHORITY

        The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company's expense, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall have authority to initiate investigations, to provide notices, including notices to the Securities and Exchange Commission, to retain experts, to recommend that the Company implement remedial or other appropriate actions and otherwise to carry out its responsibilities as a QLCC. The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

RESPONSIBILITIES

        The Committee shall oversee the Company's financial reporting process on behalf of the Board, shall have direct responsibility for the oversight of the Auditors and shall report the results of its activities to the Board. The Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee's purpose and policy, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

          1.     To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firm's most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year.

          2.     To determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors' engagement letters, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

          3.     To determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

          4.     To monitor the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

          5.     At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

          6.     To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals formerly employed by the Company's Auditors and engaged on the Company's account.

          7.     To review, upon completion of the audit, the financial statements proposed to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

          8.     To discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

          9.     To discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted auditing standards.

          10.   To review and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the Securities and Exchange Commission.

          11.   To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

          12.   To review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under generally accepted accounting principals ("GAAP") related to material items discussed with management and any other significant reporting issues and judgments.

          13.   To review and discuss with management and the Auditors, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures.

          14.   To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

          15.   To review with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

          16.   To review with the Auditors communications between the audit team and the firm's national office with respect to accounting or auditing issues presented by the engagement.

          17.   To review with the Auditors and management any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any such conflicts regarding financial reporting.

          18.   To confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal auditing, to the extent applicable, and financial reporting controls in effect, including any special audit steps taken in the event of material control deficiencies, responsibilities, budget and staff of the internal audit function and review of the appointment or replacement of the senior internal audit executive or manager.

          19.   Periodically, to meet in separate sessions with the Auditors, the internal auditors, to the extent applicable, and management to discuss any matters that the Committee, the Auditors, the internal auditors, to the extent applicable, or management believe should be discussed privately with the Committee.

          20.   To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

          21.   To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          22.   To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

          23.   To review the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Ethical Conduct, including review and approval of related-party transactions as required by Exchange rules.

          24.   To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

          25.   To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          26.   To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

          27.   To report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance or independence of the Company's Auditors, the performance of the Company's internal audit function, if applicable, or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

          28.   To adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation under Rule 205.3 of the Rules of Professional Conduct.

          29.   To carry out the responsibilities of a QLCC as set forth in the Rules of Professional Conduct.

          30.   To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

        It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

APPENDIX B

DOT HILL SYSTEMS CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

  PURPOSE

        The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Dot Hill Systems Corp., a Delaware corporation (the "Company"), will be to (i) oversee all aspects of the Company's corporate governance functions on behalf of the Board, including procedures for compliance with significant applicable legal, ethical and regulatory requirements that affect corporate governance; (ii) make recommendations to the Board regarding corporate governance issues; (iii) identify, review and evaluate candidates to serve as Directors of the Company; (iv) serve as a focal point for communication between such candidates, non-committee Directors and the Company's management; (v) recommend such candidates to the Board; and (vi) make such other recommendations to the Board regarding affairs relating to the Directors of the Company.

  COMPOSITION

        Committee membership shall consist of at least three Board members who qualify as independent within the meaning prescribed by the American Stock Exchange or other principal exchange or trading market on which the Company's common stock may be listed from time to time. The members of the Committee and the Committee chairperson shall be appointed by the Board.

OPERATING PRINCIPLES AND PROCESSES

        In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

  •
  Communication—Regular and meaningful contact throughout the year with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is viewed as important for strengthening the Committee's knowledge of relevant current and prospective corporate governance issues.

  •
  Committee Education/Orientation—Developing with management and participating in a process for systematic review of important corporate governance issues and trends in corporate governance practices that could potentially impact the Company will enhance the effectiveness of the Committee.

  •
  Committee Expectations and Information Needs—The Committee should communicate to the Chief Executive Officer or their designees the expectations of the Committee, and the nature, timing, and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations.

  •
  Resources—The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent counsel, consultants and other professional advisors, as well as executive search firms to help identify Director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

  •
  Meeting Agendas—Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.

  •
  Committee Meeting Attendees—The Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings.

  •
  Reporting to the Board of Directors—The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

  FUNCTIONS AND AUTHORITY

        The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the General Corporation Law of the State of Delaware, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities or to delegate such power and authority to one or more subcommittees of the Committee:

  •
  Director Nominations—The Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest and the candidate's independence within the meaning prescribed by American Stock Exchange or other principal exchange or trading market on which the Company's common stock may be listed from time to time (the "Principal Exchange"). The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

  •
  Board Committee Nominations—The Committee, in consultation with the Chairman and the Chief Executive Officer, and after considering the wishes of the individual Directors, shall recommend to the entire Board annually the chairmanship and membership of each committee.

  •
  Director Change of Position—The Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of a Director in the event of any material change of circumstances of a Director that could have a direct or indirect impact on the Company, including when (i) an employee Director's employment with the Company is terminated for any reason or (ii) a non-employee Director changes his or her primary job responsibility or primary employer since the time such Director was most recently elected to the Board. In this regard, the Committee shall consider the establishment of procedures for retirement or resignation of Directors under such circumstances.

  •
  Board Assessment—The Committee shall periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others. The assessment includes evaluation of the Board's contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess the independence of Directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by the Principal Exchange. The results of such reviews shall be provided to the Board for further discussion as appropriate. The Committee shall also consider instituting a plan or program for the continuing education of directors.

  •
  Committee Self Assessment—The Committee shall periodically review, discuss and assess its own performance as well as the Committee role and responsibilities, seeking input from senior management, the full Board and others. Changes in the role and/or responsibilities of the committee as outlined in this Charter, if any, shall be recommended to the full Board for approval.

  •
  Corporate Governance Principles—The Committee shall develop a set of corporate governance principles to be applicable to the Company, shall periodically review and assess these principles and their application, and shall recommend any changes deemed appropriate to the Board for its consideration.

  •
  Code of Ethics—The Committee shall develop and recommend to the Board a Code of Ethics, shall oversee the implementation and periodic review of the Code of Ethics and shall consider any requests for waivers from the Code of Ethics.

  •
  Procedures for Information Dissemination—The Committee shall oversee and review the processes and procedures used by the Company to provide information to the Board and its committees. The Committee should consider, among other factors, the reporting channels through which the Board and its committees receive information and the level of access to outside advisors where necessary or appropriate, as well as the procedures for providing accurate, relevant and appropriately detailed information to the Board and its committees on a timely basis.

  MEETINGS

        The Committee will hold at least one regular meeting per year and additional meetings as the Committee deems appropriate.

  MINUTES AND REPORTS

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

APPENDIX C

DOT HILL SYSTEMS CORP.

2000 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors on March 9, 2000
Approved by Stockholders on May 8, 2000
Amendment and Restatement Adopted by Board on February 2, 2004
Amendment and Restatement Approved by Stockholders on May 3, 2004
Effective Date: February 2, 2004
Termination Date: May 3, 2014

1.     PURPOSE.

        (a)   The purpose of this 2000 Amended and Restated Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Dot Hill Systems Corp., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(c), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

        (b)   This Plan hereby amends and restates the Company's 1997 Employee Stock Purchase Plan (the "Former Plan"), and the stock awards granted under the Former Plan shall be governed by the provisions of this Plan; provided, however, that (i) to the extent necessary to preserve the tax treatment of the stock awards granted under the Former Plan, as provided under the Code (defined below in subparagraph 1(c)), this Plan shall not amend or modify said outstanding stock awards grants; and (ii) outstanding stock awards granted under the Former Plan shall receive the same benefits, subject to clause (i) of this proviso, but not the disadvantages (if any) under this Plan.

        (c)   The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (d)   The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (e)   The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.     ADMINISTRATION.

        (a)   The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

  (1)
  To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

  (2)
  To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

  (3)
  To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

  (4)
  To amend the Plan as provided in paragraph 13.

  (5)
  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates.

        (c)   The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        (d)   Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

3.     SHARES SUBJECT TO THE PLAN.

        (a)   Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three million fifty thousand (3,050,000) shares of the Company's common stock (the "Common Stock") (of which seven hundred fifty thousand (750,000) shares were initially reserved upon adoption of the Plan, three hundred thousand (300,000) shares were additionally reserved pursuant to automatic annual increases upon the Company's 2001, 2002 and 2003 annual meetings of stockholders pursuant to this Section 3(a), and two million (2,000,000) shares were additionally reserved upon the amendment and restatement of the plan on February 2, 2004 (subject to stockholder approval) and of which 1,049,954 shares have been issued as of February 2, 2004) plus an annual increase to be added on the day of each Annual Stockholders' Meeting beginning with the Annual Stockholders' Meeting in 2005, equal to the lesser of (i) 100,000 shares, or (ii) an amount determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     GRANT OF RIGHTS; OFFERING.

        (a)   The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

        (b)   If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.     ELIGIBILITY.

        (a)   Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee is in the employ of the Company and has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least three (3) months per calendar year.

        (b)   Each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate shall not then be eligible to be granted rights under such Offering.

        (c)   No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d)   An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e)   Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     RIGHTS; PURCHASE PRICE.

        (a)   On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock effected in accordance with such Offering.

        (b)   In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c)   The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

  (1)
  an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

  (2)
  an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a)   An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides; provided, however, that an eligible employee shall be entitled to participate in no more than one (1) Offering at any time. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's base salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), which shall include overtime pay, but shall exclude commissions, bonuses, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company or an Affiliate. A participant may reduce (including to zero) or increase such payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may not make additional payments into his or her account.

        (b)   At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan. A reduction of payroll deductions to zero shall not, by itself, constitute a withdrawal from an Offering.

        (c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

        (d)   Rights granted under the Plan shall not be transferable, and, except as provided in paragraph 14, shall be exercisable only by the person to whom such rights are granted.

8.     EXERCISE.

        (a)   On each Purchase Date specified in the relevant Offering, each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares on the final Purchase Date of an Offering shall be distributed to the participant after such final Purchase Date, without interest.

        (b)   No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     COVENANTS OF THE COMPANY.

        (a)   During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.   USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.   RIGHTS AS A STOCKHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's stockholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

        (b)   In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization, in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminates.

13.   AMENDMENT OF THE PLAN.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

  (1)
  Increase the number of shares reserved for rights under the Plan;

  (2)
  Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

  (3)
  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

        It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b)   Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.   DESIGNATION OF BENEFICIARY.

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the date that the Plan is adopted by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.   CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

DOT HILL SYSTEMS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 3, 2004

        The undersigned hereby appoints James Lambert and Preston Romm, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Dot Hill Systems Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Dot Hill Systems Corp. to be held at 6305 El Camino Real, Carlsbad, California on Monday, May 3, 2004, at 8:30 a.m. (Pacific time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2 and 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(continued and to be signed on other side)

DOT HILL SYSTEMS CORP. 6305 EL CAMINO REAL CARLSBAD, CA 92009	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instruction and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 2, 2004. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE—1-800-766-9437
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 2, 2004. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY MAIL. Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dot Hill Systems Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DOT HILL SYSTEMS CORP.

The Board of Directors recommends a vote for the nominees for director listed below.

		For	Withhold
Proposal 1:	To elect one director, Chong Sup Park, to hold office until the 2007 Annual Meeting.	☐	☐
The Board of Directors recommends a vote for Proposals 2 and 3.
		For	Against	Abstain
Proposal 2:	To approve an amendment to Dot Hill's 2000 Amended and Restated Employee Stock Purchase Plan to increase the aggregate number of shares reserved for issuance under the plan by 2,000,000 shares.	☐	☐	☐
Proposal 3:	To ratify the selection of Deloitte & Touche LLP as independent auditors of Dot Hill for its fiscal year ending December 31, 2004.	☐	☐	☐

        Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE AMENDED 2000 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Option Grants And Exercises
AGGREGATED OPTION EXERCISES IN FISCAL 2003, AND VALUE OF OPTIONS AT END OF FISCAL 2003
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)
CERTAIN TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
APPENDIX A DOT HILL SYSTEMS CORP. CHARTER OF THE AUDIT COMMITTEE
APPENDIX B DOT HILL SYSTEMS CORP. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
APPENDIX C DOT HILL SYSTEMS CORP. 2000 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2004